FIRST INVESTORS LIFE SERIES FUND
                  Supplement to Prospectus dated April 30, 1997


      Since late May 1997, the Investment Grade Fund has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. The biographical information for both Ms. Jones and Mr. Wagner is in the Prospectus under "Management-Portfolio Managers."


FILS697                                                             June 6, 1997